Exhibit 10.1

SECOND AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT

This Second Amendment to First Amended and Restated Credit Agreement, is dated the 21st day of September, 2017 (this “Amendment”), by and among Calgon Carbon Corporation, a Delaware corporation (“Calgon Carbon”), each of the Guarantors (as defined herein), each of the Lenders (as defined herein) party hereto and PNC Bank, National Association (“PNC”), as administrative agent for the Lenders (PNC, in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, Calgon Carbon, the other Borrowers from time to time party thereto (together with Calgon Carbon, collectively the “Borrowers” and each a “Borrower”), the Guarantors from time to time party thereto (the “Guarantors”), PNC and various other financial institutions party thereto (PNC and such other financial institutions are each, a “Lender” and collectively, the “Lenders”) and the Administrative Agent entered into that certain First Amended and Restated Credit Agreement, dated as of October 4, 2016, as amended by that certain First Amendment to First Amended and Restated Credit Agreement, dated February 24, 2017 (as further amended, modified, supplemented or restated from time to time, the “Credit Agreement”); and

WHEREAS, the parties desire to amend certain provisions of the Credit Agreement pursuant to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1.    All capitalized terms used herein which are defined in the Credit Agreement shall have the same meaning herein as in the Credit Agreement unless the context clearly indicates otherwise.

2.    The definition of “Change of Control “ set forth in Section 1.1 [Definitions] of the Credit Agreement is hereby amended and restated in its entirety as follows:

Change of Control shall mean any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), shall become the “beneficial owner” (as defined in Rules 13(d)-3 and 13(d)-5 under the Exchange Act), directly or indirectly, of more than 50% of the Equity Interests of the Parent.

3.    The amendment set forth in Section 2 of this Amendment shall not become effective until the Administrative Agent has received the following, each in form and substance acceptable to the Administrative Agent:

(a)	this Amendment, duly executed by the Borrower, the Guarantors, the Required Lenders and the Administrative Agent;

(b)	payment of all fees and expenses owed to the Administrative Agent and its counsel in connection with this Amendment; and

(c)	such other documents as may be reasonably requested by the Administrative Agent.

4.    The Loan Parties hereby reconfirm and reaffirm that all representations and warranties, agreements and covenants made by and pursuant to the terms and conditions of the Credit Agreement and in each other Loan Document are true and correct in all material respects (without duplication of any materiality qualifier contained therein), before and after giving effect to this Amendment, as though made on and as of the date hereof, except for those made specifically as of another date, in which case such representations and warranties shall be true and correct in all material respects as of such date or time.

5.    The Loan Parties represent and warrant that no Potential Default or Event of Default exists under the Credit Agreement, nor will any occur as a result of the execution and delivery of this Amendment or the performance or observance of any provision hereof.

6.    Each reference to the Credit Agreement that is made in the Credit Agreement or any other document executed or to be executed in connection therewith shall hereafter be construed as a reference to the Credit Agreement as amended hereby.

7.    The agreements contained in this Amendment are limited to the specific agreements contained herein. Except as amended hereby, all of the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect. This Amendment amends the Credit Agreement and is not a novation thereof.

8.    This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts each of which, when so executed, shall be deemed to be an original, but all such counterparts shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or e-mail shall be effective as delivery of a manually executed counterpart of this Amendment.

9.    This Amendment shall be governed by, and shall be construed and enforced in accordance with, the Laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles. The Loan Parties hereby consent to the jurisdiction and venue of the courts of the Commonwealth of Pennsylvania sitting in Allegheny County, Pennsylvania and of the United States District Court for the Western District of Pennsylvania, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Amendment.

[INTENTIONALLY LEFT BLANK]

[SIGNATURE PAGE TO SECOND AMENDMENT TO

FIRST AMENDED AND RESTATED CREDIT AGREEMENT]

IN WITNESS WHEREOF, and intending to be legally bound, the parties hereto, have caused this Amendment to be duly executed by their duly authorized officers on the day and year first above written.

BORROWER:

WITNESS:	Calgon Carbon Corporation,
a Delaware corporation

/s/ Natalie Fortwangler	By:	/s/ Robert Fortwangler
	Name:	Robert Fortwangler
	Title: Officer	Senior Vice President & Chief Financial

[SIGNATURE PAGE TO SECOND AMENDMENT TO

FIRST AMENDED AND RESTATED CREDIT AGREEMENT]

GUARANTORS:

WITNESS:	Calgon Carbon Investments, Inc.,
a Delaware corporation

/s/ Holly M Whalen	By:	/s/ Chad Whalen
	Name:	Chad Whalen
	Title:	Vice President and Secretary

WITNESS:	Calgon Carbon UV Technologies LLC,
a Delaware limited liability company

/s/ Holly M Whalen	By:	/s/ Chad Whalen
	Name:	Chad Whalen
	Title:	Manager, Vice President and Secretary

[SIGNATURE PAGE TO SECOND AMENDMENT TO

FIRST AMENDED AND RESTATED CREDIT AGREEMENT]

ADMINISTRATIVE AGENT AND
LENDERS:

PNC BANK, NATIONAL ASSOCIATION, as a Lender and as Administrative Agent

By:	/s/ Tracy J. DeCock
Name:	Tracy J. DeCock
Title:	Senior Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO

FIRST AMENDED AND RESTATED CREDIT AGREEMENT]

CITIZENS BANK OF PENNSYLVANIA, as a Lender

By:	/s/ Donald P. Haddad
Name:	Donald P. Haddad
Title:	SVP

[SIGNATURE PAGE TO SECOND AMENDMENT TO

FIRST AMENDED AND RESTATED CREDIT AGREEMENT]

BANK OF AMERICA, N.A, as a Lender

By:	/s/ Susan Rich
Name:	Susan Rich
Title:	Vice President